May 16, 2016

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549
Attention:  Office of Filings, Information & Consumer Services

RE:    Global X Funds ("Trust")
File Nos. 333-151713, 811-22209

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information for the Global X Health & Wellness Thematic ETF, Global X Longevity Thematic ETF and Global X Millennials Thematic ETF (the “Fund”). The purpose of the filing is to submit the 497(c) filing dated May 4, 2016 (Accession No. 0001628280-16-015491) in XBRL for the Fund.

If you have any questions regarding this filing, please contact me at (704) 806-2387.

Sincerely,

/s/ Daphne Tippens Chisolm

Daphne Tippens Chisolm
Senior Vice President and General Counsel